                                                                   EXHIBIT 99(c)

                                                                  EXECUTION COPY

                              AMENDMENT AND CONSENT

     THIS AMENDMENT AND CONSENT, dated as of June 30, 2001 (the "Amendment and Consent") is entered into among GATX RAIL CORPORATION, a New York corporation (formerly known as General American Transportation Corporation) ("Rail"), GATX CAPITAL CORPORATION, a Delaware corporation ("Capital"), the BANKS listed on the signature pages hereof, BANK ONE, N.A. (formerly known as The First National Bank of Chicago), as Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent.

     A. Rail, as the Borrower, has entered into a Credit Agreement dated as of May 14, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") with the Banks listed therein, Bank One, N.A. (formerly known as The First National Bank of Chicago), as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent.

     B. Rail and Capital propose to enter into a Plan and Agreement of Merger pursuant to which Rail will be merged into Capital under the laws of the States of New York and Delaware (the "Merger"), with Capital being the surviving corporation in the merger (the "Surviving Corporation") and possessing all of the rights, privileges and powers, and being subject to all debts, liabilities and duties, of each of Rail and Capital.

     C. Rail has requested the Banks and the Agents to consent to the Merger and to amend the Credit Agreement in certain respects.

     D. All capitalized terms not otherwise defined in this Amendment and Consent shall have the respective meanings set forth in the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. AMENDMENTS. It is hereby agreed that the Credit Agreement shall be amended, as of the date of the Merger, as follows:

          1.1 Deleted Definitions. The definitions of "Consolidated Adjusted EBIT", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Net Worth", "Consolidated Railcar Lease Expense", "Consolidated Tangible Net Worth", "Corporate Base Rate" and "First Chicago" in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

          1.2 Additional Definitions. The following definitions are hereby added in appropriate alphabetical order to Section 1.01 of the Credit
Agreement:

          "Bank One" means Bank One, N.A., a national banking association having its principal office in Chicago, Illinois, in its individual capacity and its successors.

          "Cash Flow" means, for any period, the sum, for the Borrower and its consolidated subsidiaries, of the following: (i) net income, (ii) income taxes, (iii) non-cash provisions for, or actual write-offs of, assets (without duplication in respect of any prior period), (iv) Fixed Charges and (v) costs associated with the settlement of, or payments to satisfy, claims arising out of the GATX/Airlog litigation described in Schedule 1 hereto to the extent not exceeding $165,000,000 in the aggregate for such period and all prior periods.

          "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Eligible Assets" means the difference, as at any date of determination, of the following (each of the following items being line items on their respective balance sheets delivered in accordance with
     Section 5.07(a) or (c) hereof): (A) the sum of (i) cash plus (ii) available for sale securities plus (iii) direct financing leases plus (iv) leveraged leases plus (v) secured loans plus (vi) (x) operating lease equipment - net or (y) railcars and service facilities - net, as the case may be, plus
     (vii) investment in joint ventures plus (viii) assets held for sale and lease plus (ix) investment in future residuals, minus (B) (i) encumbered assets plus (ii) leveraged leases plus (iii) 50% of investment in joint ventures.

          "Fixed Charge Coverage Ratio" means, for any day, the ratio of (i) Cash Flow for the period of four consecutive fiscal quarters of the Borrower ending on or most recently ended prior to such day to (ii) Fixed Charges for such period.

          "Fixed Charges" means the sum, for any period for the Borrower and its consolidated subsidiaries, of the following: (i) Interest Expense plus (ii) estimate of that portion of minimum rents under operating leases representing the interest factor.

          "GAAP" means generally accepted accounting principles in the United States of America.

          "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities

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     or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

          "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances; provided, however, that "Indebtedness" shall not include (x) Secured Nonrecourse Obligations and (y) nonrecourse obligations incurred in connection with leveraged lease transactions as determined in accordance with GAAP.

          "Interest Expense" means, for any period, the sum, for the Borrower and its consolidated subsidiaries, of the following: (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) under Hedging Agreements relating to interest during such period (whether or not actually paid or received during such period).

          "Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any

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     Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Merger" means the merger or consolidation of the Borrower into or with GATX Capital Corporation.

          "Net Worth" means, as at any date for any Person, the total stockholders' equity for such Person and its Subsidiaries (determined on a consolidated basis without duplication).

          "Permitted Encumbrances" means:

          (a) Liens imposed by law for taxes or under ERISA in respect of contingent liabilities thereunder that are not yet due or are being contested in compliance with Section 5.03;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.03;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; and

          (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

     provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

          "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

          "Secured Nonrecourse Obligations" means (i) secured obligations of the Borrower taken on a consolidated basis where recourse of the payee of such obligations is expressly limited to an assigned lease or loan receivable and the property related thereto, (ii) debt of Single Transaction Subsidiaries or

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     (iii) liabilities of the Borrower taken on a consolidated basis to manufacturers of leased equipment where such liabilities are payable solely out of revenues derived from the leasing or sale of such equipment; excluding, however, nonrecourse obligations incurred in connection with leveraged lease transactions as determined in accordance with GAAP.

          "Single Transaction Subsidiary" means any Subsidiary whose assets consist solely of financing transactions and the proceeds thereof with one or more obligors where the obligations of such Subsidiary are not guaranteed by the Borrower or any other Subsidiary and for which neither the Borrower nor such other Subsidiary is liable.

          "subsidiary" means, with respect to any Person (the "Parent") at any date, any other Person the accounts of which would be consolidated with those of the Parent in the Parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) the financial statements of which shall be (or should be) consolidated with the financial statements of such Person in accordance with GAAP.

          "Subsidiary" means any subsidiary of the Borrower.

          "Unsecured Debt" means the sum, as at any date of determination, of the following (each of the following items being line items on their respective financial statements delivered in accordance with Section 5.07(a) or (c) hereof): (i) commercial paper and bankers acceptances plus
     (ii) notes payable plus (iii) capital lease obligations plus (iv) senior term notes, so long, in each case, such item is unsecured.

          1.3 Section 5.07(b) and Section 5.07(d) of the Credit Agreement are hereby deleted in their entirety.

          1.4 Section 5.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "SECTION 5.08. Financial Test Covenants. The Borrower will not:

          (a)  permit its Net Worth to be, at any time, less than $900,000,000;
     and

          (b) permit its Fixed Charge Coverage Ratio, as at any fiscal quarter end, to be less than 1.20 to 1.

     In calculating the Fixed Charge Coverage Ratio as at the Merger and for the first four fiscal quarters following the Merger, any calculation prior to the Merger

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     required for the purpose of such calculation shall utilize, for such period, the combined results for the Borrower and GATX Capital Corporation on a pro forma basis."

          1.5 Section 5.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "SECTION 5.10. Negative Pledge. The Borrower will not, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Lien in, of or on any property of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, except:

          (a)  Liens created pursuant to this Section 5.10;

          (b)  Liens existing on June 22, 2001;

          (c)  Permitted Encumbrances;

          (d) Liens on property of a Subsidiary of the Borrower to secure only obligations owing to the Borrower or another such Subsidiary or Liens on property of any Person which becomes a Subsidiary of the Borrower after June 22, 2001, provided that such Liens are in existence at the time such Person becomes a Subsidiary of the Borrower and were not created in anticipation thereof;

          (e) Liens upon real and/or tangible personal property acquired after June 22, 2001 (by purchase, construction or otherwise) by the Borrower or any of its Subsidiaries, each of which Liens either (A) existed on such property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such property; provided that no such Lien shall extend to or cover any property of the Borrower or such Subsidiary other than the property so acquired and improvements thereon; provided, further, that the principal amount of Indebtedness secured by any such Lien shall at no time exceed the fair market value (as determined in good faith by a senior financial officer of the Borrower) of such property at the time it was acquired (by purchase, construction or otherwise); and provided finally, that such Lien attaches to such asset concurrently with or within 18 months of acquisition thereof;

          (f) Liens on assets related to railcar operating leases (including, but not limited to, car service contracts and cash collateral accounts funded with revenues under such leases) securing obligations of the Borrower or a Subsidiary under such lease;

          (g) attachment, judgment and other similar Liens arising in connection with court proceedings, provided that (i) the execution or other enforcement of such Liens in an aggregate amount exceeding $25,000,000 is effectively stayed

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     and (ii) the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (h) additional Liens upon real and/or personal property of the Borrower or such Subsidiary created after June 22, 2001 so long as Unsecured Debt shall not, at any time, exceed Eligible Assets;

          (i) in addition to the Lien permitted in the foregoing clauses (a) through (h) of this Section 5.10, Liens incurred in the ordinary course of business of the Borrower and its Subsidiaries, provided that the aggregate amount of indebtedness secured by Liens pursuant to this clause (i) shall not at any time exceed $250,000; and

          (j) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property)."

          1.6 All references in the Credit Agreement and any Note to "First Chicago" shall be replaced by "Bank One".

          1.7 All references in the Credit Agreement to "Corporate Base Rate" shall be replaced by "Prime Rate".

          1.8 From and after the Effective Date, the Surviving Corporation shall be the "Borrower" for all purposes of the Credit Agreement and any Notes.

          1.9 Schedule 1 hereto is added to the Credit Agreement as Schedule 1 thereto.

     2. CONSENT TO MERGER. Subject to the satisfaction of the conditions to effectiveness specified in paragraph 6 below, the Banks hereby consent to the Merger, anything in Section 5.01, Section 5.09, or Section 6.11 of the Credit Agreement to the contrary notwithstanding.

     3. REPRESENTATIONS AND WARRANTIES OF RAIL. Rail represents and warrants to the Banks that:

          3.1 Rail is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has duly qualified and is in good standing as a foreign corporation under the laws of each jurisdiction where the failure to so qualify or be in good standing, as the case may be, would have a Material Adverse Effect.

          3.2 The execution, delivery and performance by Rail of this Amendment and Consent and the Merger (a) are within the corporate powers of Rail, (b) have been duly authorized by all necessary corporate action, and (c) do not violate or create a default under law, or the Certificate of Incorporation or By-laws of Rail, or any contractual provision binding on or affecting Rail or its property.

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          3.3  Except for the filing of certificates of merger with the
Secretary of State of the State of New York and the Secretary of State of the State of Delaware reflecting the Merger (which filings shall have been made no later than the Effective Date), no authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required in connection with execution, delivery and by Rail of this Amendment and Consent or the Merger.

          3.4 This Amendment and Consent constitutes and, upon execution and delivery thereof, the Assumption Agreement (as defined in paragraph 6(c) below), will constitute, the legal, valid and binding obligations of Rail, enforceable against Rail in accordance with its terms, except as enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

          3.5  No Default or Event of Default has occurred and is continuing.

     4. REPRESENTATIONS AND WARRANTIES OF CAPITAL. Capital represents and warrants to the Banks that:

          4.1 Capital is, and immediately after giving effect to the Merger will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and immediately after giving effect to the Merger will have, duly qualified and is, and immediately after giving effect to the Merger will be, in good standing as a foreign corporation under the laws of each jurisdiction where the failure to so qualify or be in good standing, as the case may be, would have a Material Adverse Effect.

          4.2 The execution and delivery by Capital of this Amendment and Consent, the performance by Capital of the Credit Agreement, as amended by this Amendment and Consent, and the Merger (a) are within the corporate powers of Capital, (b) have been duly authorized by all necessary corporate action, and
(c) do not violate or create a default under law, or the Certificate of Incorporation or By-laws of Capital, or any contractual provision binding on or affecting Capital or its property.

          4.3 Except for the filing of certificates of merger with the Secretary of State of the State of New York and the Secretary of State of the State of Delaware reflecting the Merger (which filings shall have been made no later than the Effective Date), no authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required in connection with the execution, delivery and performance by Capital of this Amendment and Consent and the Credit Agreement, as amended by this Amendment and Consent, or the Merger.

          4.4 This Amendment and Consent constitutes, and on the Effective Date the Credit Agreement, as amended by this Amendment and Consent, the Notes issued under the Credit Agreement and the Assumption Agreement will each constitute, the legal, valid and binding obligations of Capital, enforceable against Capital in accordance with their respective terms, except as enforcement thereof may be subject to (a) the effect of any applicable

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

bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

          4.5 Immediately prior to and immediately after giving effect to the Merger, no Default or Event of Default has or will occur and is or will be occurring, whether as a result of the Merger or otherwise.

     5. SPECIAL CAPITAL PROVISIONS. Effective upon the Merger, Capital agrees to execute and deliver such further documents or instruments as the Administrative Agent or any Bank shall reasonably request in order to evidence Capital's assumption of Rail's obligations under the Credit Agreement or any Note, including any addendum to any Note evidencing its assumption thereof.

     6. CONDITIONS TO EFFECTIVENESS. This Amendment and Consent shall become effective on the date (the "Effective Date") that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05 of the Credit Agreement):

          (a) receipt by the Documentation Agent of counterparts hereof signed by Rail, Capital and the Banks (or, in the case of any party as which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex, telecopy or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Documentation Agent of an opinion of counsel for Capital covering such matters relating to this Amendment and Consent and the transactions contemplated hereby (including the Merger) as the Documentation Agent may reasonably request;

          (c) receipt by the Documentation Agent of an assumption agreement, executed by Rail and Capital in form and substance reasonably satisfactory to the Documentation Agent (the "Assumption Agreement") in respect of the assumption by the Surviving Corporation of Rail's obligations under the Credit Agreement and the Notes;

          (d) receipt by the Documentation Agent of an Officer's Certificate, in form and substance satisfactory to the Documentation Agent, executed by an officer of Capital as to (i) Capital's representations under paragraph 4 hereof, (ii) paragraph 6(g) hereof and (iii) the effectiveness of the Merger;

          (e) receipt by the Documentation Agent of all documents the Documentation Agent may reasonably request relating to the existence of Capital, the corporate authority for and the validity of this Amendment and Consent, the Assumption Agreement, the Merger and any other matters relevant hereto, all in form and substance satisfactory to the Documentation Agent;

          (f) receipt by the Administrative Agent on behalf of each of the Banks executing and delivering this Amendment and Consent by July 10, 2001 of a fee equal to five basis points of such Bank's Commitment (whether used or unused);

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

          (g)  no Default shall have occurred and be continuing; and

          (h)  the Effective Date having occurred by January 2, 2002.

     7.   MISCELLANEOUS.

          7.1 Except as amended and modified by this Amendment and Consent, the Credit Agreement and the other documents executed pursuant to the Credit Agreement shall remain in full force and effect, and are hereby ratified in all respects.

          7.2 References to the Credit Agreement contained therein or in any other instrument shall be deemed to include a reference to the Credit Agreement, as amended by this Amendment and Consent, whether or not reference is made to this Amendment and Consent.

          7.3 This Amendment and Consent may be executed in any number of counterparts, each of which shall be deemed to be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.


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

          7.4 This Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed by their respective authorized officers as of the day and year first above written.

                                   GATX RAIL CORPORATION

                                   By: /s/ WILLIAM J. HASEK
                                      ---------------------------------------
                                   Title: Treasurer
                                   Address: 500 West Monroe Street
                                   Chicago, Illinois 60661
                                   Facsimile: (312) 621-6645

                                   GATX CAPITAL CORPORATION

                                   By: /s/ P. CEORCE
                                      ---------------------------------------
                                   Title: Vice President
                                   Address: 500 West Monroe Street
                                   Chicago, Illinois 60661
                                   Facsimile: (312) 621-6645

                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, as Documentation Agent and as a Bank

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: 60 Wall Street
                                   New York, New York 10260
                                   Facsimile: (212) 648-5336

                                   BANK ONE, N.A., as Administrative Agent and as a Bank

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: One Bank One Plaza
                                   Chicago, Illinois 60670
                                   Telex: 190201
                                   Facsimile: (312) 732-3246

          7.4 This Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed by their respective authorized officers as of the day and year first above written.

                                   GATX RAIL CORPORATION

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: 500 West Monroe Street
                                   Chicago, Illinois 60661
                                   Facsimile: (312) 621-6645

                                   GATX CAPITAL CORPORATION

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: 500 West Monroe Street
                                   Chicago, Illinois 60661
                                   Facsimile: (312) 621-6645

                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, as Documentation Agent and as a Bank

                                   By: /s/ MATT H. YIM
                                      ---------------------------------------
                                   Title: Managing Director
                                   Address: 60 Wall Street
                                   New York, New York 10260
                                   Facsimile: (212) 648-5336

                                   BANK ONE, N.A., as Administrative Agent and as a Bank

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: One Bank One Plaza
                                   Chicago, Illinois 60670
                                   Telex: 190201
                                   Facsimile: (312) 732-3246

          7.4 This Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed by their respective authorized officers as of the day and year first above written.

                                   GATX RAIL CORPORATION

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: 500 West Monroe Street
                                   Chicago, Illinois 60661
                                   Facsimile: (312) 621-6645

                                   GATX CAPITAL CORPORATION

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: 500 West Monroe Street
                                   Chicago, Illinois 60661
                                   Facsimile: (312) 621-6645

                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, as Documentation Agent and as a Bank

                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------
                                   Address: 60 Wall Street
                                   New York, New York 10260
                                   Facsimile: (212) 648-5336

                                   BANK ONE, N.A., as Administrative Agent and as a Bank

                                   By: /s/ JANET S. HEONG
                                      ---------------------------------------
                                   Title: First Vice President
                                         ------------------------------------
                                   Address: One Bank One Plaza
                                   Chicago, Illinois 60670
                                   Telex: 190201
                                   Facsimile: (312) 732-3246

                                   GATX CAPITAL CORPORATION

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------
                                   Address: 500 West Monroe Street
                                   Chicago, Illinois 60661
                                   Facsimile: (312) 621-6645

                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, as Documentation Agent and as a Bank

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------
                                   Address: 60 Wall Street
                                   New York, New York 10260
                                   Facsimile: (212) 648-5336

                                   BANK ONE, N.A., as Administrative Agent and as a Bank

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------
                                   Address: One Bank One Plaza
                                   Chicago, Illinois 60670
                                   Telex: 190201
                                   Facsimile: (312) 732-3246

                                   BANK OF MONTREAL

                                   By: /s/ PAM SCHUARTZ
                                      ----------------------------------------
                                   Title:  Director
                                         -------------------------------------

                                   THE BANK OF NEW YORK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANKERS TRUST COMPANY

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF MONTREAL

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE BANK OF NEW YORK

                                   By: /s/ DAVID G. SHEDD
                                      ----------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   BANKERS TRUST COMPANY

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   CITIBANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   MELLON BANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF AMERICA, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF MONTREAL

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE BANK OF NEW YORK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   DEUTSCHE BANK AG, NEW YORK
                                   AND/OR CAYMAN ISLANDS BRANCHES
                                   (formerly known as Bankers Trust Company)

                                   By: /s/ LAIN STEWART
                                      ----------------------------------------
                                   Title:  Vice President
                                         -------------------------------------

                                   By: /s/ STEPHANIE STROHE
                                      ----------------------------------------
                                   Title:  Vice President
                                         -------------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   CITIBANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   MELLON BANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF MONTREAL

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE BANK OF NEW YORK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANKERS TRUST COMPANY

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By: /s/ MATT H. YIM
                                      ----------------------------------------
                                   Title: Managing Director


                                   CITIBANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   MELLON BANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF AMERICA, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   CITIBANK, N.A.

                                   By: /s/ DAVID L. HARRIS
                                      ----------------------------------------
                                   Title:  Vice President
                                         -------------------------------------

                                   MELLON BANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF AMERICA, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   CHICAGO BRANCH

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE NORTHERN TRUST COMPANY

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF MONTREAL

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE BANK OF NEW YORK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANKERS TRUST COMPANY

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   CITIBANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   MELLON BANK, N.A.

                                   By: /s/ THOMAS A. GAZE
                                      ----------------------------------------
                                   Title:  Vice President
                                         -------------------------------------

                                   By: /s/ DWAYNE R. FINNEY
                                      ----------------------------------------
                                   Title:  Vice President
                                         -------------------------------------

                                   BANK OF AMERICA, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE CHASE MANHATTAN BANK

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   CITIBANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   MELLON BANK, N.A.

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   BANK OF AMERICA, N.A.

                                   By: /s/ M. AWONAMING
                                      ----------------------------------------
                                   Title:  Managing Director
                                         -------------------------------------

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   CHICAGO BRANCH

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   THE NORTHERN TRUST COMPANY

                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------

                                   Schedule 1
                                Airlog Litigation

Tower Air v. GATX Capital Corporation, et al., Supreme Court of the State of New York, Case No. - 602851/97

The following cases were consolidated in the United States District Court for the Northern District of California under Case No. C96-2494CW

GATX Airlog Company, et al. v. Evergreen International Airlines, Inc., et al. - Case No. C96-2494CW

Bank of New York v. GATX/Airlog et al. - Case No. C98-0385CW

American International Airways v. GATX Capital et al. - Case No. C97-0378CW

General Electrical Capital Corporation, et al. v. GATX/Airlog, et al. - Case No. C98-2387CW

Elsinore L.P., et al., v. GATX/Airlog Company, et al.; Elsinore L.P. and Elsinore Aerospace Services L.P. v. GATX Aircraft Corporation - Case No. C97-0378CW